UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

GROOVY COMPANY, INC. p/k/a SANTO MINING CORP. (Exact name of registrant as specified in its charter)

WYOMING	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Peachtree Street NE, Ste 1775

Atlanta, GA 30308

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (404) 734-3277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
COMMON	SANP	U.S. Reporting: SEC Reporting

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 5, 2025, GROOVY Company, Inc. f/k/a Santo Mining Corp., a Wyoming corporation (“GROOVY”), entered into a Share Exchange Agreement (the “Agreement”) with Pineapple Express Cannabis Company, a Nevada corporation (the “Company”).

Pursuant to the Agreement, the Company will exchange 5,000,000 shares of its common stock for 350,000,000 shares of Series A Preferred shares of GROOVY. Following the closing of the transaction, the Company will own over fifty-one percent (51%) of the voting rights of GROOVY, and GROOVY will become a subsidiary of the Company.

GROOVY has developed a blockchain-based Platform as a Service (PaaS) for use in the cannabis industry (as well as other industries) by providing transparency, security, and efficiency throughout the supply chain. The platform utilizes NFT-based QR codes to verify the authenticity and origin of cannabis products, combating counterfeiting and empowering consumers with verifiable information. The platform also includes a genetic library, rewards program, and data analytics tools to empower growers, manufacturers, retailers, and consumers.

The transaction is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, or such other tax-free reorganization or restructuring provisions as may be available under the Code.

In connection with the transaction, the Company has agreed to assume certain outstanding convertible debt of GROOVY, which by their terms will convert into shares of common stock of the Company.

The Agreement contains customary representations, warranties, and covenants by the parties. The closing of the transaction is subject to certain closing conditions, including but not limited to: (i) the accuracy of representations and warranties; (ii) compliance with covenants; (iii) no material adverse effect having occurred; (iv) receipt of necessary consents and approvals; and (v) satisfactory completion of due diligence.

The Agreement also provides for the appointment of certain individuals to the Company’s board of directors, which appointments will be effective on the later of the Closing Date or a later date agreed to by the Company and GROOVY, following a mutually agreed-upon transition period.

ITEM 2.01COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 5, 2025, Pineapple Express Cannabis Company, a Nevada corporation (the “Company”), completed the acquisition of a controlling interest in GROOVY Company, Inc. f/k/a Santo Mining Corp., a Wyoming corporation (“GROOVY”), pursuant to the Share Exchange Agreement (the “Agreement”) previously disclosed in Item 1.01 of this Current Report on Form 8-K.

Under the terms of the Agreement, the Company exchanged 5,000,000 shares of its common stock for 350,000,000 shares of Series A Preferred shares of GROOVY. As a result of the transaction, the Company now owns over fifty-one percent (51%) of the voting rights of GROOVY, and GROOVY has become a subsidiary of the Company.

The Company has also assumed certain outstanding convertible debt of GROOVY, which by their terms will convert into shares of common stock of the Company. The specific convertible notes assumed by the Company are set forth in Exhibit I to the Agreement.

The shares of the Company’s common stock issued in connection with the Agreement were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

Business of GROOVY Company, Inc.

GROOVY has developed a blockchain-based Platform as a Service (PaaS) for use in the cannabis industry (as well as other industries) by providing transparency, security, and efficiency throughout the supply chain. The platform utilizes NFT-based QR codes to verify the authenticity and origin of cannabis products, combating counterfeiting and empowering consumers with verifiable information.

The GROOVY platform’s key features include:

•NFT-QR Tag Authentication System:

Creates a secure, transparent, and verifiable ecosystem for all stakeholders in the cannabis industry. Each unique cannabis strain or product is registered on the GROOVY blockchain, managed through a Hyperledger Fabric network, with a unique, tamper-proof Non-Fungible Token (NFT) generated using the ERC725X and ERC725Y standards.

•Product Registration:

Includes detailed information such as strain name, scientific classification, genetics, cannabinoid profile, terpene profile, cultivation details, lab test results, product type, processing methods, batch number, origin information, and certifications and licenses.

•QR Code Verification:

Consumers use the GROOVY mobile app to scan QR codes on product packaging to instantly verify authenticity by connecting to the Hyperledger Fabric network and retrieving associated data.

•Automated Royalty Distribution:

The ERC735 standard is integrated into the platform, managed through Hyperledger Fabric smart contracts, allowing for automatic distribution of royalties to genetic IP owners when products are purchased.

•Genetic Library:

A collection of cannabis strain genetics and intellectual property.

•Rewards Program:

Incentives for users of the platform.

•Data Analytics Tools:

Resources for stakeholders across the supply chain.

Subsidiaries of GROOVY

As disclosed in the Agreement, GROOVY has the following subsidiaries:

•BlackFlamingo Ventures, LLC

•Cathay International, LLC

•Santo Blockchain Labs Corporation

•Santo Blockchain Labs of Colombia S.A.S.

ITEM 7.01REGULATION FD DISCLOSURE.

On March 11, 2025, Pineapple Express Cannabis Company d/b/a/ PINYA XP, intends to issue a press release (the “Press Release”) PINEAPPLE EXPRESS CANNABIS COMPANY AND GROOVY COMPANY ANNOUNCE STRATEGIC SHARE EXCHANGE AGREEMENT. The full text of the press release to be issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Item 7.01, including Exhibit 99.1 hereto, of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
10.1	Share Exchange Agreement
99.1	Press release dated March 11, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2025	SANTO MINING CORP.

By: /s/ Franjose Yglesias
Franjose Yglesias, CEO